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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ___________________

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JUNE 1, 1999


                           HALTER MARINE GROUP, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-12159                  72-2656828
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)


      13085 INDUSTRIAL SEAWAY ROAD
          GULFPORT, MISSISSIPPI                           39503
(Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code:  228/896-0029
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ITEM 5.  OTHER EVENTS

     On June 1, 1999 the Company issued a joint press release (the "Press Release") with Friede Goldman International Inc. (NYSE: FGI) announcing that the two companies have signed a definitive agreement to enter into a strategic combination. For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

  (c)  Exhibits.

       99.1 Joint Press Release issued by Halter Marine Group, Inc. and Friede Goldman International Inc. dated June 1, 1999

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                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 1999                        HALTER MARINE GROUP, INC.


                                          By:   /S/ RICK S. REES
                                             ------------------------
                                             Rick S. Rees
                                             Executive Vice President and
                                             As a Duly Authorized Officer
                                             and Chief Financial Officer

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